-------------------------------------------------------------------------------



DELAFIELD
FUND, INC.






                                  Annual Report
                                December 31, 1995







-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


DELAFIELD                       600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                      (212) 830-5200

===============================================================================

Dear Shareholders:

This past fall our Board of Directors voted to change the Fund's fiscal year to a calendar year as of December 31, 1995. Henceforth, we will report on a normal calendar year, with dividends paid twice a year, in June and again in December. We believe that this change will bring us more in line with industry practice and will be less costly.

During the quarter ending December 31, 1995, the Fund's net asset value increased 4.6% versus an increase of 6.0% in the Standard & Poor's 500, all on a total return basis. For the twelve month period ending December 31, 1995, the Fund appreciated 27.4% versus an increase of 37.6% in the Standard & Poor's 500, again on a total return basis.

While we trailed the market in 1995, we have come to know that this will happen in great bull markets. This is partially because our reserves have been very large, and partially because we do not invest in a broad spectrum of Dow Jones or Standard & Poor 500 stocks. Rather we tend to be more concentrated in what we believe to be special situations.

Enormous savings have been directed into the stock market over the past year. We believe this will continue since the economic outlook remains favorable: inflation is modest, interest rates are low, there is the possibility of a balanced budget, and American industry is generally in fighting trim. Still, as is our bent, we can find worries including: the next presidential election, events in Russia, a high level of speculation, and the growing belief that equities are a sound long term investment at all times. Given our concerns, we do not expect to increase your exposure to equities until there has been a sizable correction. Nevertheless, we will not hesitate to raise your commitment, for the short term, if we uncover an uncommonly attractive opportunity. We expect that 1996 will be a far more trying year than last.

The Fund's net asset value on December 31, 1995 was $12.26 per share, after taking into account three dividends paid on December 29th amounting to $0.2415 per share. The dividend was composed of ordinary income of $0.0514, short term capital gains of $0.0285 and a long term capital gains distribution of $0.1616 per share.

We thank you for your support and look forward to serving your needs.

Sincerely,

/s/ J. Dennis Delafield                      /s/ Vincent Sellechia
J. Dennis Delafield                              Vincent Sellecchia
Chairman                                         President

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


-------------------------------------------------------------------------------




===============================================================================

The chart below represents the omitted graph.

           Comparison of change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.



INCEPTION           S & P 500           DELAFIELD
---------           ---------           ---------
11/19/93            10,000.00           10,000.00
12/31/93            10,112.00           10,170.00
03/31/94             9,728.76           10,060.16
06/30/94             9,769.62           10,360.96
09/30/94            10,247.35           10,892.48
12/31/94            10,245.30           10,738.90
03/31/95            11,243.19           11,805.27
06/30/95            12,316.92           12,349.49
09/30/95            13,296.11           13,075.64
12/31/95            14,096.54           13,679.74



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

===============================================================================

                                                                                                     Value
                                                                               Shares              (Note 1)
                                                                               ------               ------
Common Stocks (73.96%)
-----------------------------------------------------------------------------------------------------------------------------------
 Banking (2.85%)
 California Federal Bank, Federal Savings Bank*                                14,600           $       229,950
 Mellon Bank Corporation                                                       20,000                 1,075,000
                                                                                                 --------------
                                                                                                      1,304,950
                                                                                                 --------------
 Consumer Products and Services (6.10%)
 Bush Industries                                                               45,000                   883,125
 Hilton Hotels Corporation                                                     10,000                   615,000
 O' Sullivan Industries Holdings*                                              87,600                   580,350
 Polaroid Corporation                                                          15,000                   710,625
                                                                                                 --------------
                                                                                                      2,789,100
                                                                                                 --------------
 Energy (8.11%)
 Getty Petroleum                                                                8,000                   108,000
 J Ray McDermott S.A.*                                                         15,000                   268,125
 McDermott International, Inc.                                                 60,000                 1,320,000
 Oryx Energy Co.*                                                              27,000                   361,125
 Louisiana Land & Exploration Company                                          25,000                 1,071,875
 Union Texas Petroleum Holdings                                                30,000                   581,250
                                                                                                 --------------
                                                                                                      3,710,375
                                                                                                 --------------
 Food and Beverage (0.96%)
 Rykoff-Sexton Inc.                                                            25,000                   437,500
                                                                                                 --------------

 Industrial Products (13.47%)
 AMETEK, Inc.                                                                  62,000                 1,162,500
 Corning Incorporated                                                          30,000                   960,000
 Federal Mogul Corporation                                                     40,000                   785,000
 Harsco Corporation                                                            18,000                 1,046,250
 Sheldahl, Inc.*                                                               30,000                   543,750
 Stimsonite Corporation*                                                       73,000                   693,500
 Sundstrand Corp.                                                               6,000                   422,250
 Zemex Corporation*                                                            54,540                   545,400
                                                                                                 --------------
                                                                                                      6,158,650
                                                                                                 --------------
 Industrial Services (1.90%)
 Univar Corp.                                                                  80,000                   870,000
                                                                                                 --------------

Insurance (Life) (7.29%)
Life Partners Group                                                           135,000                 1,839,375
PennCorp Financial Group, Inc.                                                 14,000                   411,250
Provident Companies                                                            24,000                   813,000
Security-Connecticut Corp.                                                     10,000                   271,250
                                                                                                 --------------
                                                                                                      3,334,875
                                                                                                 --------------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF  NET ASSETS (CONTINUED)
DECEMBER 31, 1995

===============================================================================

                                                                                                     Value
                                                                               Shares              (Note 1)
                                                                               ------               ------
Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Insurance (Property/Casualty) (4.53%)
Allmerica Financial Corp.                                                      20,000           $        540,000
Citizens Corporation                                                           25,000                    465,625
Guaranty National Corporation                                                  15,000                    230,625
Home State Holdings Inc.*                                                      90,000                    835,317
                                                                                                 ---------------
                                                                                                       2,071,567
                                                                                                 ---------------
Insurance (Reinsurance) (3.66%)
Risk Capital Holding Incorporated*                                             30,000                    701,250
Zurich Reinsurance Centre Holdings, Inc.                                       32,000                    972,000
                                                                                                 ---------------
                                                                                                       1,673,250
                                                                                                 ---------------
Office Equipment (2.59%)
BancTec, Inc.*                                                                 46,000                    851,000
Wang Laboratories, Inc.*                                                       20,000                    332,500
                                                                                                 ---------------
                                                                                                       1,183,500
                                                                                                 ---------------
Pharmaceutical (1.54%)
West Co Incorporated                                                           30,000                    705,000
                                                                                                 ---------------

Real Estate (2.54%)
Catellus Development Corp.*                                                    65,000                    390,000
Kimco Realty Corp.                                                              4,500                    122,625
RPS Realty Corp.                                                              140,000                    647,500
                                                                                                 ---------------
                                                                                                       1,160,125
                                                                                                 ---------------
Retail (7.77%)
Dress Barn, Inc.*                                                              55,000                    543,125
The Limited, Inc.                                                             110,000                  1,911,250
Waban Inc.*                                                                    10,000                    187,500
Woolworth Corporation*                                                         70,000                    910,000
                                                                                                 ---------------
                                                                                                       3,551,875
                                                                                                 ---------------
Textile/Apparel (6.26%)
Farah Manufacturing*                                                          116,000                    551,000
Fruit of the Loom, Inc.*                                                       69,000                  1,681,875
Haggar Corp.                                                                   35,000                    630,000
                                                                                                 ---------------
                                                                                                       2,862,875
                                                                                                 ---------------
Miscellaneous (4.39%)
ARI Network*                                                                   40,000                    110,000
Florida East Coast Industries                                                   8,000                    546,000
Gilbert Associates, Inc.                                                       50,800                    635,000
London American Growth*                                                       650,000                    715,000
                                                                                                 ---------------
                                                                                                       2,006,000
                                                                                                 ---------------
Total Common Stocks (Cost $30,983,491)                                                                33,819,642
                                                                                                 ---------------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------


                                                                                 Face                 Value
                                                                                Amount               (Note 1)
                                                                                ------                ------

Corporate Bonds (2.60%)
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous (1.84%)
American Annuity Group, 11.125%, due 02/01/2003                              $ 205,000           $       222,425
American Annuity Group Senior Notes, 9.500%, due 8/15/2001                     600,000                   621,000
                                                                                                  --------------
                                                                                                         843,425
                                                                                                  --------------
Industrial Products (0.48%)
AMETEK, Inc. 9.750%
  debentures, due 03/15/2004                                                   200,000                   219,500
                                                                                                  --------------

Insurance (Life) (0.28%)
PennCorp Financial Group 9.250%, due 12/15/2003                                125,000                   128,125
                                                                                                  --------------

Total Corporate Bonds (Cost $1,140,275)                                                                1,191,050
                                                                                                  --------------
U.S. Government Obligations (6.59%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.500%, due 07/31/97                                    $3,000,000           $     3,014,063
                                                                                                  --------------
Total U.S. Government Obligations (Cost $2,990,668)                                                    3,014,063
                                                                                                  --------------


Short-Term Investments (19.12%)
Repurchase Agreements (19.12%)
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 5.80%, due 01/02/96
(Collateralized by $8,605,000
U.S. Treasury Note, 5.875%, due 08/15/98)                                  $8,744,000           $     8,744,000
                                                                                                  --------------
Total Short-Term Investments (Cost $8,744,000)                                                         8,744,000
                                                                                                  --------------
Total Investments (102.27%) (Cost $43,858,434+)                                                       46,768,755
Liabilities in excess of cash and other assets (-2.27%)                                          (     1,038,721)
                                                                                                  --------------
Net Assets (100.00%), 3,730,852 shares outstanding (Note 3)                                      $    45,730,034
                                                                                                  ==============
Net asset value, offering and redemption price per share                                         $         12.26
                                                                                                  ==============

*    Non-income producing.
+ Aggregate cost for federal income tax purposes is $43,915,142. Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $3,540,719 and $687,106 respectively.



-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------


DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 1995 TO DECEMBER 31, 1995


===============================================================================

INVESTMENT INCOME

Income:
    Interest.......................................................................        $        215,136
    Dividends......................................................................                 128,238
                                                                                            ---------------
          Total income.............................................................                 343,374
                                                                                            ---------------
Expenses: (Note 2)
    Investment management fee......................................................                  86,832
    Administration fee.............................................................                  22,088
    Distribution fee...............................................................                  27,135
    Custodian expenses.............................................................                   4,665
    Shareholder servicing and related shareholder expenses.........................                  20,086
    Legal, compliance and filing fees..............................................                   7,763
    Audit and accounting...........................................................                  27,945
    Directors' fees and expenses...................................................                   2,625
    Amortization of organization costs.............................................                   2,192
    Other..........................................................................                   1,282
                                                                                            ---------------
          Total expenses...........................................................                 202,613
          Less:
          Fees waived..............................................................        (         21,582)
          Expenses paid indirectly.................................................        (          8,025)
                                                                                            ---------------
          Net expenses.............................................................                 173,006
                                                                                            ---------------
          Net investment income....................................................                 170,368
                                                                                            ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments............................................                 630,148
Net change in unrealized appreciation (depreciation) of investments................               1,216,404
                                                                                            ---------------
               Net gain (loss) on investments......................................               1,846,552
                                                                                            ---------------
Increase (decrease) in net assets from operations..................................        $      2,016,920
                                                                                            ===============

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


===============================================================================



                                                                              Period from
                                                                          October 1, 1995 to         Year Ended
                                                                           December 31, 1995     September 30, 1995
                                                                           -----------------     ------------------

INCREASE (DECREASE) IN NET ASSETS


Operations:

Net investment income.....................................................$        170,368       $         176,620

Net realized gain on investments..........................................         630,148               1,109,109

Net change in unrealized appreciation (depreciation) .....................       1,216,404               1,256,131
                                                                            --------------        ----------------

  Increase (decrease) in net assets from operations.......................       2,016,920               2,541,860

Distributions from:

Net investment income.....................................................(        179,845)      (         167,085)

Net realized gain on investments..........................................(        643,645)      (       1,213,983)

In excess of net realized gain............................................(         51,900)                    --

Return of capital.........................................................(          8,609)                    --

Capital share transactions (Note 3).......................................       2,280,846              31,497,340
                                                                            --------------        ----------------

  Total increase (decrease)...............................................       3,413,767              32,658,132

Net Assets:

Beginning of period.......................................................      42,316,267               9,658,135
                                                                            --------------        ----------------

End of period.............................................................$     45,730,034       $      42,316,267*
                                                                            ================      ================



*  Undistributed net investment income at September 30, 1995 was $9,337.


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------


DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS


===============================================================================

1. Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Effective October 1, 1995 the Fund changed its fiscal year end to December 31. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


     c) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") equal to .80% of the Fund's average daily net assets. The Manager is required to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) to the
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

===============================================================================

2. Investment Management Fees and Other Transactions with Affiliates (Continued)

extent that such expenses, including the management fee, for any fiscal year exceed 2 1/2% of the first $30 million of its average net assets, 2% of the next $70 million of its average net assets and 1 1/2% of its average net assets in excess of $100 million. No such reimbursement was required for the period ended December 31, 1995.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets. Prior to December 1, 1995, the administration fee was .20%.

The Manager is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). On August 16, 1995, New England Mutual Life Insurance Company ("The New England"), the owner of NEIC's general partner and a majority owner of the limited partnership interest in NEIC, entered into an agreement to merge with Metropolitan Life Insurance Company ("MetLife"), with MetLife to be the survivor of the merger. The merger is subject to several conditions, including the required approval, by shareholders of the Fund of a proposed new investment advisory agreement, intended to take effect at the time of the merger. The new agreement will be substantially similar to the existing agreement.

Pursuant to a Distribution Plan adopted under Securities Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund an annual fee equal to .25% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

During the period ended December 31, 1995, the Distributor voluntarily waived shareholder servicing fees of $21,582.

Brokerage commissions paid during the period to the Distributor amounted to $16,863.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,500 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the captions "Custodian expenses" and "Shareholder servicing and related shareholder expenses" are expense offsets of $8,025.

3. Capital Stock

At December 31, 1995, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $42,876,421. Transactions in capital stock were as follows:

                                                          Period Ended                             Year Ended
                                                          December 31, 1995                     September 30, 1995
                                                  ------------------------------          ----------------------------
                                                      Shares             Amount             Shares            Amount
                                                  -----------      -------------          ---------        -----------
Sold........................................          221,341          2,650,363          2,620,590         31,143,565
Issued on reinvestment of dividends.........           71,878            881,282            117,889          1,380,528
Redeemed....................................       (  103,911)     (   1,250,799)          ( 89,769)       ( 1,026,753)
                                                  -----------      -------------          ---------        -----------
Net increase (decrease).....................          189,308     $    2,280,846          2,648,710       $ 31,497,340
                                                  ===========      =============          =========        ===========

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

===============================================================================

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $13,689,030 and $6,522,765 respectively.


5. Selected Financial Information


                                                            Period from                  Year               November 19, 1993
                                                        October 1, 1995 to               Ended               (Inception) to
                                                         December 31, 1995        September 30, 1995       September 30, 1994
                                                         -----------------        ------------------       ------------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
 Net asset value, beginning of period....                $          11.95           $          10.82        $         10.00
                                                         ----------------           ----------------        ---------------
 Income from investment operations:
   Net investment income.................                             .05                        .13                    .07
   Net realized and unrealized
     gains (losses) on investments.......                             .50                       1.99                    .82
                                                          ---------------            ---------------         --------------
 Total from investment operations........                             .55                       2.12                    .89
                                                          ---------------            ---------------         --------------
 Less distributions:
   Dividends from net investment income..                (            .05)          (            .13)       (           .07)
   Distributions from net realized gains on investments  (            .18)          (            .86)                 --
  In excess of net realized gain.........                (            .01)                     --                     --
                                                          ---------------            --------------          -------------
 Total distributions.....................                (            .24)          (            .99)       (           .07)
                                                          ---------------            ---------------         --------------
 Net asset value, end of period..........                $          12.26           $          11.95        $         10.82
                                                          ===============            ===============         ==============
 Total Return............................                            4.62%+                    20.05%                  8.93%+
                                                          ===============            ===============         ==============
 Ratios/Supplemental Data
 Net assets, end of period(000)..........                $         45,730           $        42,316         $         9,658
 Ratios to average net assets:
    Expenses.............................                            1.67%*++                  1.65%++                  1.78%*++
    Net investment income................                            1.57%*++                  1.35%++                  0.96%*++
Portfolio turnover rate..................                           20.49                     70.36                    42.84
Average commission rate paid (per share).                            $.0226+++                --                       --

*    Annualized
+    Not Annualized
++   Net of investment management, administration and shareholder servicing fees waived  equivalent to .20%,  .71% and 1.12%,  respectively,  of average net assets.
+++  Required by regulations issued in 1995.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


DELAFIELD FUND, INC.
INDEPENDENT AUDITOR'S REPORT


===============================================================================


The Board of Directors and Shareholders
Delafield Fund, Inc.

We have audited the accompanying statement of net assets of Delafield Fund, Inc. as of December 31, 1995 and the related statement of operations for the period from October 1, 1995 to December 31, 1995, the statements of changes in net assets for the period from October 1, 1995 to December 31, 1995 and the year ended September 30, 1995, and the selected financial information for the period from October 1, 1995 to December 31, 1995, the year ended September 30, 1995, and the period from November 19, 1993 (inception) to September 30, 1994. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Delafield Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

/s/ McGladrey & Pullen,LLP


New York, New York
January 19, 1996

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.
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Delafield Fund, Inc.
     600 Fifth Avenue
     New York, New York 10020

Manager
     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian, Transfer Agent &
Dividend Disbursing Agent
     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105


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